UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 7, 2014 (April 5, 2014)

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Damastown, Mulhuddart

Dublin 15, Ireland

(Address of principal executive offices)

+353 (1) 880 8180

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

The Merger

On April 5, 2014, Mallinckrodt plc, an Irish public limited company (“Parent” or “Mallinckrodt”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Mallinckrodt, Quincy Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Mallinckrodt (“Merger Sub”), and Questcor Pharmaceuticals, Inc., a California corporation (“Questcor”).

Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Questcor (the “Merger”), with Questcor surviving the Merger as a wholly owned indirect subsidiary of Mallinckrodt.

At the effective time of the Merger (the “Effective Time”), each share of Questcor’s common stock issued and outstanding immediately prior to the Merger (other than shares held by Questcor, Mallinckrodt, Merger Sub or any of their respective subsidiaries, dissenting shares and Questcor employee restricted stock awards) will be converted into the right to receive (i) $30.00 in cash and (ii) 0.897 ordinary shares of Mallinckrodt (together, the “Merger Consideration”).

Conditions to the Merger

Each of Mallinckrodt’s and Questcor’s obligation to consummate the Merger is subject to a number of conditions, including, among others, the following, as further described in the Merger Agreement: (i) approval of Parent shareholders of the issuance of Parent ordinary shares in the Merger, (ii) approval of Questcor stockholders of the adoption of the Merger Agreement, (iii) effectiveness of the registration statement relating to the transaction, (iv) absence of specified adverse laws or orders, (v) expiration of the waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (vi) the Parent ordinary shares to be issued in the Merger being approved for listing on the New York Stock Exchange, (vii) the representations and warranties of the other party being true and correct, subject to the materiality standards contained in the Merger Agreement, (viii) Parent not, as a result of a change in law between April 7, 2014 and the closing of the Merger, being treated as a domestic corporation for U.S. federal income tax purposes as of or after the closing date, (ix) material compliance by the other party with its covenants and (x) no material adverse effect having occurred and continuing with respect to the other party since the signing of the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations, warranties and covenants by Parent, Merger Sub and Questcor. The Merger Agreement also contains customary pre-closing covenants, including the obligation of Parent and Questcor to conduct their respective businesses in the ordinary course consistent with past practice and to refrain from taking specified actions without the consent of the other party. Each of Parent and Questcor has agreed not to solicit any offer or proposal for specified alternative transactions, or, subject to certain exceptions relating to the receipt of unsolicited offers that may be deemed to be “superior proposals” (as defined in the Merger Agreement), to participate in discussions or engage in negotiations regarding such an offer or proposal with, or furnish any nonpublic information regarding such an offer or proposal to, any person that has made such an offer or proposal.

Pursuant to the Merger Agreement, at the closing each of Mr. Don M. Bailey, the President, Chief Executive Officer and a Director of Questcor; Mr. Angus C. Russell, a Director of Questcor; and Mr. Virgil D. Thompson, the Chairman of the Board of Questcor will join the Mallinckrodt board of directors. In addition, at the closing Mallinckrodt will create a new board committee to be comprised of Mr. Bailey (who will be the chairman of the committee), Mr. Mark C. Trudeau, the President and Chief Executive Officer of Mallinckrodt, and Mr. Melvin D. Booth, the Chairman of the Board of Mallinckrodt.

Termination and Termination Fees

The Merger Agreement contains certain customary termination rights, including, among others, (a) the right of either Parent or Questcor to terminate the Merger Agreement if Questcor’s stockholders fail to adopt the Merger Agreement or if Parent’s shareholders fail to approve the issuance of Parent ordinary shares, (b) the right of either Parent or Questcor to terminate the Merger Agreement if the board of directors of the other party changes its recommendation to adopt, in the case of Questcor, the Merger Agreement, and, in the case of Parent, approve the issuance of Parent ordinary shares, and (c) the right of either Parent or Questcor to terminate the Merger Agreement if the Merger has not occurred by October 6, 2014 (the “Outside Date”), provided that the Outside Date may be extended by an additional three months in certain circumstances.

Questcor must pay a termination fee of (i) $194,470,000 if (A) the Merger Agreement is terminated by Mallinckrodt as a result of a change of recommendation by the Questcor board of directors or (B) (1) the Merger Agreement is terminated by either Questcor or Mallinckrodt for failure to close by the Outside Date or because Questcor shareholder approval is not obtained, (2) a competing proposal was publicly disclosed and not publicly, irrevocably withdrawn prior to the date of the Questcor shareholder meeting and (3) Questcor enters into a definitive agreement for a competing proposal within 12 months following such termination and such competing proposal is consummated or (ii) $55,560,000 if the Merger Agreement is terminated by Questcor or Mallinckrodt because Questcor shareholder approval is not obtained (the amount specified in the foregoing (i) will be credited against the amount in the foregoing (ii), if subsequently payable). Mallinckrodt must pay termination fees in reciprocal circumstances, except that the fees payable in the circumstances described in clauses (i) and (ii) are $131,450,000 and $37,560,000, respectively.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide shareholders with information regarding its terms and is not intended to provide any factual information about Parent or Questcor.

The Merger Agreement contains representations and warranties by Parent and Questcor with respect to matters as of specified dates. The representations and warranties: reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by Parent’s shareholders; in certain cases, merely represent risk-allocation decisions among the parties; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. As such, the representations and warranties are solely for the benefit of the parties to the Merger Agreement and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Parent’s public disclosures.

Item 7.01.	Regulation FD Disclosure.

On April 7, 2014, Mallinckrodt and Questcor issued a joint press release announcing the execution of the Merger Agreement described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the Merger Agreement, on April 5, 2014, Mallinckrodt International Finance S.A., a wholly owned subsidiary of Parent, entered into a commitment letter, dated as of April 5, 2104 (the “Commitment Letter”), with Barclays Bank PLC (“Barclays”), pursuant to which Barclays has committed to provide, subject to the terms and conditions of the Commitment Letter, up to $1,350,000,000 of term loans and up to $500,000,000 of unsecured bridge loans.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this document that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which Mallinckrodt and Questcor operate; the commercial success of Mallinckrodt’s and Questcor’s products, including H.P. Acthar® Gel; Mallinckrodt’s and Questcor’s ability to protect intellectual property rights; the uncertainty of approval under the Hart-Scott-Rodino Antitrust Improvements Act; the parties’ ability to satisfy the merger agreement conditions and consummate the merger on the anticipated timeline or at all; the availability of financing, including the financing contemplated by the debt commitment letter, on anticipated terms or at all; Mallinckrodt’s ability to successfully integrate Questcor’s operations and employees with Mallinckrodt’s existing business; the ability to realize anticipated growth, synergies and cost savings; Questcor’s performance and maintenance of important business relationships; the lack of patent protection for Acthar, and the possible United States Food and Drug Administration (“FDA”) approval and market introduction of additional competitive products; Questcor’s reliance on Acthar for substantially all of its net sales and profits; Questcor’s ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with nephrotic syndrome, multiple sclerosis, infantile spasms or rheumatology-related conditions, and Questcor’s ability to develop other therapeutic uses for Acthar; volatility in Questcor’s Acthar shipments, estimated channel inventory, and end-user demand; an increase in the proportion of Questcor’s Acthar unit sales comprised of Medicaid-eligible patients and government entities; Questcor’s research and development risks, including risks associated with Questcor’s work in the area of nephrotic syndrome and Lupus, and Questcor’s efforts to develop and obtain FDA approval of Synacthen; Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; Mallinckrodt’s ability to obtain and/or timely transport molybdenum-99 to our technetium-99m generator production facilities; customer concentration; cost-containment efforts of customers, purchasing groups, third-party payors and governmental organizations; Mallinckrodt’s ability to successfully develop or commercialize new products; competition; Mallinckrodt’s ability to integrate acquisitions of technology, products and businesses generally; product liability losses and other litigation liability; the reimbursement practices of a small number of large public or private issuers; complex reporting and payment obligation under healthcare rebate programs; changes in laws and regulations; conducting business internationally; foreign exchange rates; material health, safety and environmental liabilities; litigation and violations; information technology infrastructure; and restructuring activities. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in (i) Mallinckrodt’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended September 27, 2013 and Quarterly Report on Form 10-Q for the quarterly period ended December 27, 2013; (ii) the SEC filings of Cadence Pharmaceuticals, Inc., which was acquired by Mallinckrodt on March 19, 2014, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013; and (iii) Questcor’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2013. The forward-looking statements made herein speak only as of the date hereof and none of Mallinckrodt, Questcor or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Important Information for Investors and Shareholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction between Mallinckrodt and Questcor, Mallinckrodt will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Mallinckrodt and Questcor that also constitutes a prospectus of Mallinckrodt. The definitive joint proxy statement/prospectus will be delivered to shareholders of Mallinckrodt and Questcor. INVESTORS AND SECURITY HOLDERS OF MALLINCKRODT AND QUESTCOR ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC by Mallinckrodt and Questcor through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Mallinckrodt will be available free of charge on Mallinckrodt’s internet website at www.mallinckrodt.com or by contacting Mallinckrodt’s Investor Relations Department at (314) 654-6650. Copies of the documents filed with the SEC by Questcor will be available free of charge on Questcor’s internet website at www.Questcor.com or by contacting Questcor’s Investor Relations Department at (714) 497-4899.

Participants in the Merger Solicitation

Mallinckrodt, Questcor, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Mallinckrodt and Questcor shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Mallinckrodt is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on January 24, 2014. Information about the directors and executive officers of Questcor is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 15, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 5, 2014, by and among Mallinckrodt plc, Quincy Merger Sub, Inc. and Questcor Pharmaceuticals, Inc.

99.1	Press Release, dated April 7, 2014.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2014

MALLINCKRODT PUBLIC LIMITED COMPANY

	By:	/s/ Peter G. Edwards
		Name:	Peter G. Edwards
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 5, 2014, by and among Mallinckrodt plc, Quincy Merger Sub, Inc. and Questcor Pharmaceuticals, Inc.

99.1	Press Release, dated April 7, 2014.